                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2004

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California       92122
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective September 23, 2004, Harvey C. Flodin resigned from Miracor Diagnostics, Inc. (the "Company") Board of Directors. The resignation of Mr. Flodin from the Company's Board of Directors did not involve any disagreement with the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
     ----------------------------------------
     Ross S. Seibert, Chief Financial Officer

Dated:  September 28, 2004

September 23, 2004


Mr. Lee Hulsebus, Chairman
Miracor Diagnostics, Inc.
9191 Towne Centre Drive
Suite 400
San Diego, CA 92122

Dear Lee:

I hereby resign as a Director of Miracor Diagnostics, Inc. effective as of the date hereof.

Very truly yours,


/s// Harvey C. Flodin